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                                                                   Exhibit 10.3
                                                              STB DRAFT 2/28/02

                  AMENDMENT, dated as of March 8, 2002 (this "Amendment"), to
                                                              ---------
the Intercompany Purchase and Contribution Agreement, dated as of March 20, 1997 (as amended by that certain amendment dated as of March 9, 2001, the "Intercompany Purchase Agreement"), between RAYTHEON AIRCRAFT CREDIT
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CORPORATION, as seller (the "Seller"), and RAYTHEON AIRCRAFT RECEIVABLES
                             ------
CORPORATION, the buyer (the "Buyer").
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                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, the Buyer and the Seller propose to enter into the Fourth Amended and Restated Purchase Agreement (the "Amended Purchase
                                                     -----------------
Agreement"), among the Seller, as servicer, the Buyer, as seller, the purchasers
---------
referred to therein, Bank of America, N.A., as managing facility agent and documentation agent, JPMorgan Chase Bank and Bank of America, N.A., as co-administrative agents, J.P. Morgan Securities Inc. and Banc of America Securities LLC, as co-arrangers and joint bookrunners, J.P. Morgan Securities Inc., as syndication agent, and each administrative agent referred to therein of even date herewith;

                  WHEREAS, a condition precedent to the effectiveness of the Amended Purchase Agreement is that the Buyer and the Seller make certain changes to the Intercompany Purchase Agreement; and

                  WHEREAS, the Buyer and Seller have agreed to make such changes on the terms and conditions set forth herein.

                  NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

                  SECTION 1.  Definitions. Capitalized terms used herein but
                              -----------
not defined shall have the meanings given to such terms in the Intercompany Purchase Agreement.

                  SECTION 2.  Amendment to Section 1.1 (Definitions). Section
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1.1 is hereby amended by inserting "90% of" immediately following the phrase "an amount equal to" as it appears in clause (i) of the definition of "Purchase Price".

                  SECTION 5.  Conditions to Effectiveness. This Amendment shall
                              ---------------------------
become effective on the date upon which the Buyer and the Seller have each duly executed and delivered a counterpart hereto pursuant to Section 7.1 of the Intercompany Purchase Agreement.

                  SECTION 6.  Representations and Warranties. On and as of the
                              ---------------
date hereof, each of the Seller and the Buyer hereby confirms, reaffirms and restates the representations and warranties set forth in Section 3.1 and 3.2 of the Intercompany Purchase Agreement, respectively, mutatis mutandis, except to
                                                   ------- --------
the extent that such representations and warranties expressly relate to a specific earlier date in which case each of the Seller and the Buyer hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

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                                                                              2

                  SECTION 7.  Continuing Effects. Except as expressly amended
                              ------------------
hereby, the Intercompany Purchase Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

                  SECTION 8.  Counterparts. This Amendment may be executed on
                              ------------
any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  SECTION 9.  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED
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BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF
NEW YORK.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered as of the day and year first written above.

                                           RAYTHEON AIRCRAFT CREDIT
                                            CORPORATION

                                           By: _______________________________
                                               Name:
                                               Title:

                                           RAYTHEON AIRCRAFT RECEIVABLES
                                            CORPORATION

                                           By: _______________________________
                                               Name:
                                               Title: